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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934


               Date of Report (Date of earliest event reported):

                                 March 12, 1997



                           RIGGS NATIONAL CORPORATION
               __________________________________________________
               (Exact name of Registrant as specified in Charter)



           Delaware                  0-9756              52-1217953
   ____________________________   _____________   ______________________
   (State or other jurisdiction   (Commission         (IRS Employer
        of incorporation)          File Number)   Identification Number)



             1503 Pennsylvania Avenue, N.W., Washington, D.C. 20005
             ______________________________________________________
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (301) 887-6000

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ITEM 5.        OTHER EVENTS
___________________________

        On March 12, 1997, Riggs Capital II, a wholly owned subsidiary of Riggs National Corporation, announced that it sold, at par, 200,000 shares of redeemable Trust Preferred Securities, liquidation amount of $1,000, for a total of $200 million. These securities have an annual dividend rate of 8.875 percent, payable semiannually, beginning in June 1997.



ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS
________________________________________________

        The following exhibits are filed as part of this Form 8-K:


        EXHIBIT NO.   DESCRIPTION
        __________________________

               99     Press release, dated March 12, 1997.



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date:     March 12, 1997                              /s/ JOHN L. DAVIS
          ______________                           _________________________
                                                          John L. Davis
                                                    Chief Financial Officer
                                                   (Principal Financial and
                                                      Accounting Officer)


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INDEX TO EXHIBITS
_________________


EXHIBIT NO.                     DESCRIPTION
___________                    _____________

       99 Press release, issued March 12, 1997, relating to Riggs Capital II, a wholly owned subsidiary of Riggs National Corporation, which sold, at par, 200,000 shares of redeemable Trust Preferred Securities, for a total of $200 million.